Tower Transaction	12 Months Ended
Dec. 31, 2017
Other Liabilities
Other Liabilities Disclosure

NOTE 16. TOWER TRANSACTION

In December 2013, we closed our transaction with Crown Castle International Corp. (Crown Castle) in which Crown Castle gained the exclusive rights to lease and operate 9,048 wireless towers and purchased 627 of our wireless towers for $4,827 in cash. The leases have various terms with an average length of approximately 28 years. As the leases expire, Crown Castle will have fixed price purchase options for these towers totaling approximately $4,200, based on their estimated fair market values at the end of the lease terms. We sublease space on the towers from Crown Castle for an initial term of 10 years at current market rates, subject to optional renewals in the future.

We determined our continuing involvement with the tower assets prevented us from achieving sale-leaseback accounting for the transaction, and we accounted for the cash proceeds from Crown Castle as a financing obligation on our consolidated balance sheets. We record interest on the financing obligation using the effective interest method at a rate of approximately 3.9%. The financing obligation is increased by interest expense and estimated future net cash flows generated and retained by Crown Castle from operation of the tower sites, and reduced by our contractual payments. We continue to include the tower assets in “Property, plant and equipment” on our consolidated balance sheets and depreciate them accordingly. At December 31, 2017 and 2016, the tower assets had a balance of $882 and $921, respectively. Our depreciation expense for these assets was $39 for each of 2017, 2016 and 2015.

Payments made to Crown Castle under this arrangement were $234 for 2017. At December 31, 2017, the future minimum payments under the sublease arrangement are $239 for 2018, $244 for 2019, $248 for 2020, $253 for 2021, $258 for 2022, and $1,794 thereafter.